TRADEMARK ASSIGNMENT

          THIS TRADEMARK ASSIGNMENT ("Assignment") is made as of the ___ day of _________________, 2005, by and between the ROCKIES FUND, INC., a Nevada corporation, WEBQUEST, INC., a Colorado corporation, TRIUMPH CAPITAL, INC., a Colorado corporation, HANGAR DEVELOPMENT, LLC, a Colorado limited liability company, and DONALD E. FRUH (hereafter collectively "Assignor"), and ("Assignee").

          Assignor is the assignee of a registration of a trademark for the name "Mt. Shasta Ale," name only, used in the conduct of a microbrewery business (IC: 032), U.S. Patent and Trademark Office Serial No. 78169062 (sometimes referred to herein as the "Mark"). Assignor hereby assigns the Mark to Assignee. Assignee desires that Assignor assign the Mark to Assignee.

          IN CONSIDERATION of good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

          1.           Assignor assigns to Assignee all of its right, title, and interest in and to the Mark, including all goodwill associated therewith, free from any notice or claim asserted or threatened by any third party due to the infringement of any trade name, trademark, service mark, copyright, or license of any person or organization.

          2.           Assignor hereby represents and warrants that it is the owner of the Mark and that it has full right to assign its interest in the Mark to Assignee.

          3.           Assignor shall provide to Assignee, its successors, assigns or other legal representatives, cooperation and assistance at Assignee's reasonable request and expense (including the execution and delivery of any and all affidavits, declarations, oaths, and other documentation as may be reasonably required): (a) in the prosecution of any renewal or continuation of registration covering the Mark; (b) in the prosecution or defense of any opposition, interferences, infringement suits or other proceedings that may arise in connection with the Mark, including, but not limited to, testifying as to any facts relating to the Mark and this Assignment; (c) in obtaining any additional trademark protection that Assignee reasonably may deem appropriate that may be secured under the laws now or hereafter in effect in the United States; and (d) in the implementation or perfection of this Assignment.

          4.           This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Assignment by signing any such counterpart.

          IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first hereinabove written.
ROCKIES FUND, INC. a Nevada corporation
By:_________________________________ Its:_________________________________
WEBQUEST, INC. a Colorado corporation
By:_________________________________ Its:_________________________________
TRIUMPH CAPITAL, INC. a Colorado corporation
By:_________________________________ Its:_________________________________
HANGAR DEVELOPMENT, LLC a Colorado limited liability company
By:_________________________________ Its:_________________________________
DONALD E. FRUH ____________________________________ Donald E. Fruh